DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Quarterly Investor Presentation August 4, 2022 – for the period ended June 30, 2022 Exhibit 99.1

DELIVERING GOODS for THE GOOD of ALL /// 2 Forward Looking Statements and Other References Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10- Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non- GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations, such as restructuring activities and the potential financial and operational impacts of the COVID-19 pandemic. Sale of Highway Products Business In the fourth quarter of 2021, the Company completed the sale of Trinity Highway Products, LLC (“THP”), a wholly-owned subsidiary of the Company, and certain direct and indirect subsidiaries of THP, to Rush Hour Intermediate II, LLC, an entity owned by an affiliated investment fund of Monomoy Capital Partners. Accordingly, we have presented the operating results and cash flows of THP as discontinued operations for all periods presented herein. Results of prior periods have been recast to reflect these changes and present results on a comparable basis. Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending June 30, 2022. “LTM” represents Last Twelve Months(1) financial information from July 1, 2021 to June 30, 2022. See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// Investor Presentation – August 2022 3 I. Trinity Industries, Inc. Overview . . . . . . . . . . . . . . . . . . Page 4 II. Trinity’s Value Proposition . . . . . . . . . . . . . . . . . . . . . . . . Page 9 III. Railcar Market Overview . . . . . . . . . . . . . . . . . . . . . . . . . . Page 16 IV. Financial Positioning and Strategic Objectives . . . . . Page 20 V. Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Page 26

DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. OVERVIEW (NYSE: TRN)

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Value Proposition 5

DELIVERING GOODS for THE GOOD of ALL /// • Trinity Industries, Inc. owns market leading businesses that provide railcar products and services in North America – Top 5 Leasing company ~ 110,560 railcars under ownership ~ 30,115 additional investor-owned railcars – Leading manufacturer with 30% of industry deliveries in FY 2021 – Growing railcar maintenance network • Unique rail platform provides single source for comprehensive rail transportation solutions • LTM Q2-22 total revenues of $1.8 billion • LTM Q2-22 Adjusted EBITDA* of $533 million • Current dividend yield of 3.8%(1) – 233 consecutive quarterly dividend payments Trinity Industries, Inc. Overview External Revenue by Business Segment(2) *All specified data as of June 30, 2022; See appendix for footnotes and reconciliation of non-GAAP measures $7.5 billion* Enterprise Value $610 million* LTM Q2-22 Shareholder Returns $229 million* LTM Q2-22 Cash Flow from Cont. Ops $2.0 billion* Market Cap 6 Leasing Rail Products Adj EPS, Cont Ops (Diluted) * 2020 2021 LTM Q2-22 $— $500 $1,000 $1,500 $2,000 $0.10 $0.20 $0.30 $0.40 $0.50 (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// A Differentiated Value Proposition for Our Customers • Lease Portfolio • Fleet Management • Equipment Finance Solutions Leasing • Rail Product Portfolio • Aftermarket Parts Manufacturing • Maintenance • Modifications • Repair • Mobile Units Maintenance • Logistics Services • Data Analytics • Connected Railcar Services Cross-sell to deliver innovative solutions and a differentiated experience Optimize customers’ ownership and usage of railcar equipment Drive rail industry modal share through supply chain efficiency Aligned with industrial shippers through ownership and engineering 7

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Business Segments * See appendix for reconciliation of non-GAAP measures $1.8B Total Revenues Trinity Industries Inc. (LTM Q2-22) $259M Adjusted Operating Profit* $57M Adjusted Income from Cont. Ops.* $533M Adjusted EBITDA* $745M Segment Revenue $377M Segment Operating Profit • Railcar leasing services • Asset management • Railcar investment vehicle (RIV) sales Railcar Leasing and Management Services Group $1,564M Segment Revenue $25M Segment Operating Profit • Tank and freight railcars • Maintenance services • Railcar parts and heads • Logistics operations • Segment operating profit includes gains from insurance recoveries of $14M Rail Products Group $527M Segment Revenue $43M Segment Operating Profit • Intersegment Eliminations, primarily from the sale of railcars from the Rail Products Group to the Railcar Leasing and Management Services Group for new railcar equipment supported by a firm customer contract for the lease Intersegment Eliminations 8

DELIVERING GOODS for THE GOOD of ALL TRINITY’S VALUE PROPOSITION

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Platform is Built to Deliver Shareholder Value LTM Q2-22 Revenues $1.8B LTM Q2-22 Cash Flow, Continuing Ops $229M LTM Q2-22 OP Margin, Adjusted*(1) 15% LTM Q2-22 Shareholder Returns $610M * See appendix for footnote and reconciliation of non-GAAP measures 10

DELIVERING GOODS for THE GOOD of ALL /// Leasing Operations Revenue OP Margin 2018 2019 2020 2021 LTM Q2- 22 $500 $600 $700 $800 —% 20% 40% 60% Stable Financial Performance Through the Cycle FLRD and Utilization are Improving Leasing Operations Revenue and Operating Profit Margin(1) (in $mms) See appendix for footnotes 11 Leading railcar lessor ◦ Owned fleet of 110,560 railcars ◦ Total owned and investor-owned fleet of 140,675 railcars ◦ Renewal success rate of 82% in Q2 2022 ◦ Average remaining lease term of 2.9 years Growing portfolio and future cash flow ◦ Leasing backlog of 6,220 railcars ◦ $1.9 billion future contractual lease revenues Balanced portfolio management ◦ Portfolio expirations and average expiring lease rate imply manageable renewal risk ◦ Future Lease Rate Differential(2) is +14.7%, up from +2.4% in Q1-22 Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (2) Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 90% 95% 100% (10)% —% 10% 20%

Optimization of Production Operations Underway

Leading manufacturer of railcars in North America

- Delivered 10,195 railcars during LTM Q2-22
- Backlog of $2.2 billion for 18,090 new railcars at June 30, 2022
- Flexible manufacturing footprint enables quick response to shifts in market demand

Focused on resetting cost basis to enhance manufacturing margins

- Various initiatives underway to lower break-even point

Highly variable cost structure in a highly cyclical market

- Material input costs averaged more than 70% of the cost of most railcars in 2021
- Depreciation approximates $34 million per year
- Operating leverage results from long production runs and the scaling of production capacity

Flexible Manufacturing Footprint Adjusts to Meet Demand (1)



$3,000
$2,000
$1,000
$—
(in $mms)
12%
8%
4%
—%
2018
2019
2020
2021
LTM Q2-22
Rail Products Revenue
Maintenance Services Revenue
OP Margin

Backlog Provides Important Production Visibility



30,000
20,000
10,000
—
2018
2019
2020
2021
LTM Q2-22
Beginning Backlog
Deliveries
Orders

TRINITY INDUSTRIES
See appendix for footnotes
DELIVERING GOODS *for* THE GOOD *of* ALL ///
12

DELIVERING GOODS for THE GOOD of ALL /// Railcars Are Attractive Long-term Investments • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • 100% bonus depreciation under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.6% of greenhouse emissions • 100% recyclable through scrap and salvage Environmentally Friendly* *See appendix for source information 13

Diversified Portfolio of Railcar Equipment

~ 900 Different Commodities ~ 270 Different Railcar Designs

	Car Type	Agriculture	Construction & Metals	Consumer Products	Energy	Refined Products & Chemicals	Total (Units)*
Freight Car	Open Hopper/Gondolas		Aggregates, Steel and Metals		Coal		11%
Freight Car	Small Covered Hopper (<5K cu/ft)	Fertilizer	Cement, Construction Materials, Steel and Metals		Frac Sand		11%
Freight Car	Large Covered Hopper (>5K cu/ft)	DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)			Other Chemical (Soda Ash)	13%
Freight Car	Specialty Covered Hopper	Grain Mill Products	Aggregates, Cement		Coal (Fly Ash)	Plastics	7%
Freight Car	Other Freight	Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal		Other Chemicals	10%
Tank Car	Pressure Tank Cars	Fertilizer				NGL, Chlor Alkali, Petro-chemical, Other Chemicals	10%
Tank Car	Gen. Service Tank Cars (< 20K gal)	Grain Mill Products	Aggregates (Clay Slurry)			Sulfur Products, Chlor Alkali, Other Chemicals	3%
Tank Car	Gen. Service Tank Cars (20K-25K gal)	Fertilizer, Food, Animal Feed				Refined Products, Petro-chemicals, Other Chemicals	5%
Tank Car	Gen. Service Tank Cars (25K-30K gal)	Grain Mill Products, Food			Crude Oil, Biofuels	Refined Products, Petro-chemicals, Other Chemicals	12%
Tank Car	Gen. Service Tank Cars (> 30K gal)				Crude Oil, Biofuels	Refined Products, Petrochemicals, Other Chemicals, NGLs	13%
Tank Car	Specialty Tank Cars	Fertilizer				Chlor Alkali, Other Chemicals, Sulfur Products	5%
	Total (Units)*	20%	8%	8%	30%	34%	

TRINITY INDUSTRIES

*All percentage information reflects Company-owned fleet assets as of December 31, 2021

DELIVERING GOODS for THE GOOD of ALL /// 14

DELIVERING GOODS for THE GOOD of ALL /// Commitment to Premier Performance and Sustainability 15 Environmental Commitment Social Responsibility Governance Excellence Risk Management Operating our business in a way that minimizes impact on natural resources and the environment • Established Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Sustainable railcar conversions allow for re-use of railcar components while still addressing a changing demand environment • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emission Attracting and retaining a diverse and empowered workforce • Fostering a workplace that is inclusive and collaborative • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the wellbeing of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of ESG initiatives Strong track record of operational excellence • Goal of zero injuries and incidents with reduction targets • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance • Proprietary safety and environmental certification process, Safety and Environmental Excellence at Trinity (SET), aligns with ISO and Responsible Care© standards

DELIVERING GOODS for THE GOOD of ALL RAILCAR MARKET OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Integral Part of the North American Supply Chain • 1.7 million railcars in North America(1) • 1.4 trillion ton miles moved by rail in 2021(2) • 3,500+ commodities moved by rail(3) • Highly correlated to U.S. GDP U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes 17 Truck, 48% Rail, 27% Water, 9% Air, 0% Pipe, 16% 5.3 trillion total ton miles

Delivering Essential Goods to the Global Marketplace

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



34% of North American railcar loadings

~230 distinct commodities

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



10% of North American railcar loadings

~980 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- Distillers Dried Grains/Feed
- Fertilizers



26% of North American railcar loadings

~730 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



20% of North American railcar loadings

~620 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal

10% of North American railcar loadings

~1,000 distinct commodities

TRINITY INDUSTRIES

See appendix for source information

DELIVERING GOODS *for* THE GOOD *of* ALL /// 18

DELIVERING GOODS for THE GOOD of ALL /// Capitalizing on Structural Change in the Rail Market The TrinityRail platform has grown at a 12% CAGR since 2002 Lessors Make Up A Growing Share of the North American Fleet Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 70 lessors own 255K railcars in “All other” 19 Financial Lessors 14% 13% 5% 28% 12% 13% TRN, 15% Wells Fargo CIT SMBC All other * GATX UnionTank TRN 55% 19% 16% 10% Lessor Railroad Shipper TTX See appendix for source information

DELIVERING GOODS for THE GOOD of ALL FINANCIAL POSITIONING AND STRATEGIC OBJECTIVES

DELIVERING GOODS for THE GOOD of ALL /// Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation 21 Unencumbered Railcars $579M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 67.3% for the wholly-owned lease portfolio as of Q2-22(2) CAPITAL LEVERS Recourse Debt $519M @ ~4.0%(1) Non-recourse Debt $5.0B @ ~3.3%(1) • Low-cost funds • Flexible term structures • No maturities until 2024 DEBT STRUCTURE Cash & Equivalents $50M Revolver Availability $124M Warehouse Availability $246M LIQUIDITY Solid Liquidity of $420M Attractive Debt Structures Conservative Capitalization See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 22 New Products & Services Initiatives Continue focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q2-22* LT Goal 9.6% 5.9% Mid-Teen Pre-Tax ROE Goal Balance Sheet Optimization Capital Allocation Execution Closed 2 ABS transactions: TRL-2022 ($245 million) and Tribute Rail ($327 million) both collateralized with existing railcar assets LTV(1) of 67.3% Completed ASR with $25.0M share repurchase Open market repurchases in the quarter of $25.3M YTD net investment in lease fleet of $199M including significant railcar purchases and sales in Q2 Fleet utilization of 97.2% at pre-pandemic levels 2,350 sustainable railcar conversions in backlog Acquired Quasar Platform in Q2 to enhance digital product portfolio

Positioned for Further Success in the Marketplace

Trinity's Leasing Company has a **bright future** and is **leading the change** for network efficiency to **enhance the modal advantage** of the railcar industry



Disciplined Operating Model

- Moderating lease fleet investment
- Increasing leverage of internal maintenance capacity
- Expand RIV platform to extend commercial reach



Digital Platforms

- Superior customer experience through "Anytime" access
- Fleet Management Solutions
- *RailPulse*™ consortium



Data Analytics

- Commercialize fleet analytics capabilities
- Develop IoT and telematics solutions for enhanced rail supply chain management



Scale & Consolidation

- Tuck-in service solutions
- Expand rail maintenance network geographically
- Opportunistic portfolio acquisitions/ alliances

~ **$20-25B** TAM Revenue Opportunity for Services Expansion in Railcar Industry

TRINITY INDUSTRIES

DELIVERING GOODS *for* THE GOOD *of* ALL /// 23

Trinity is Leading the Rail Industry Digital Transformation with Quasar Acquisition as it Helps Expand RailPulse's reach

TRINSIGHT™

Expanding and Enhancing Trinsight™

Our Trinsight™ product is a next-gen digital platform that monitors railcars and their freight in real time, from origin to destination providing fleet protection, fleet optimization, and a more reliable supply chain for our customers

QUASAR
POWERED BY TRINITYRAIL

Growing our Digital Services with Quasar

In the second quarter, we acquired Quasar Platform to enhance our digital logistics services with new capabilities, like yard management, and access new customers

RAILPulse

RailPulse adds Union Pacific in Q2

We played a key role in onboarding Union Pacific to RailPulse. RailPulse is a coalition of railcar owners formed to establish the technological infrastructure and standards that will accelerate the adoption of GPS and other telematics technology in rail to increase visibility, safety, and efficiency.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 24

DELIVERING GOODS for THE GOOD of ALL /// Operating Model and Company Purpose 25

DELIVERING GOODS for THE GOOD of ALL APPENDIX

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 27 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, interest expense, net, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Six Months Ended June 30, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 127.8 $ (6.4) $ 1.0 $ — $ 122.4 Income (loss) from continuing operations before income taxes $ 35.2 $ (6.4) $ 1.0 $ (0.7) $ 29.1 Provision (benefit) for income taxes $ 8.8 $ (1.6) $ 0.3 $ (0.2) $ 7.3 Income (loss) from continuing operations $ 26.4 $ (4.8) $ 0.7 $ (0.5) $ 21.8 Net income from continuing operations attributable to Trinity Industries, Inc. $ 19.0 $ (4.8) $ 0.7 $ (0.5) $ 14.4 Diluted weighted average shares outstanding 84.9 84.9 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.23 $ 0.17

Reconciliation: Adjusted Operating Results (continued)

	Six Months Ended June 30, 2021						
	GAAP	Restructuring activities, net [1]	Loss on extinguishment of debt – Controlling Interest [1][2]	Loss on extinguishment of debt – Noncontrolling Interest [3]	Pension plan settlement [1]	Income tax effect of CARES Act	Adjusted
Operating profit	$ 109.3	$ (1.0)	$ —	$ —	$ —	$ —	$ 108.3
Income (loss) from continuing operations before income taxes	$ (6.7)	$ (1.0)	$ 4.6	$ 7.1	$ 2.2	$ —	$ 6.2
Provision (benefit) for income taxes	$ 1.1	$ (0.3)	$ 1.0	$ —	$ 0.5	$ (3.4)	$ (1.1)
Income (loss) from continuing operations	$ (7.8)	$ (0.7)	$ 3.6	$ 7.1	$ 1.7	$ 3.4	$ 7.3
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 2.1	$ (0.7)	$ 3.6	$ —	$ 1.7	$ 3.4	$ 10.1
Diluted weighted average shares outstanding	108.9						108.9
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.02						$ 0.09

(1) The effective tax rate for restructuring activities, loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act.
(2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(3) Represents the portion of loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS for THE GOOD of ALL /// 28

Reconciliation: Adjusted Operating Results (continued)

	Year Ended December 31, 2021							
	GAAP	Gains on dispositions of property – other [(1)(2)]	Restructuring activities, net [(1)]	Loss on extinguishment of debt – Controlling Interest [(1)(3)]	Loss on extinguishment of debt – Noncontrolling Interest [(4)]	Pension plan settlement [(1)]	Income tax effect of CARES Act	Adjusted
	(in millions, except per share amounts)							
Operating profit (loss)	$ 256.8	$ (7.8)	$ (3.7)	$ —	$ —	$ —	$ —	$ 245.3
Income (loss) from continuing operations before income taxes	$ 55.2	$ (7.8)	$ (3.7)	$ 4.6	$ 7.1	$ (0.6)	$ —	$ 54.8
Provision (benefit) for income taxes	$ 15.9	$ (2.0)	$ (0.8)	$ 1.1	$ —	$ 0.7	$ (2.5)	$ 12.4
Income (loss) from continuing operations	$ 39.3	$ (5.8)	$ (2.9)	$ 3.5	$ 7.1	$ (1.3)	$ 2.5	$ 42.4
Net income (loss) from continuing operations attributable to Trinity Industries, Inc.	$ 39.5	$ (5.8)	$ (2.9)	$ 3.5	$ —	$ (1.3)	$ 2.5	$ 35.5
Diluted weighted average shares outstanding	103.8							103.8
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.38							$ 0.34

(1) The effective tax rate for gains on dispositions of other property, restructuring activities, the loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value received for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(4) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 29

Reconciliation: Adjusted Operating Results (continued)

Year Ended December 31, 2020

(in millions, except per share amounts)

	GAAP	Impairment of long-lived assets – Controlling Interest [(1)(2)]	Impairment of long-lived assets – Noncontrolling Interest [(3)]	Pension plan settlement [(1)]	Restructuring activities [(1)]	Loss on extinguishment of debt [(1)]	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ (154.6)	$ 315.1	$ 81.3	$ —	$ 10.9	$ —	$ —	$ 252.7
Income (loss) from continuing operations before income taxes	$ (524.6)	$ 315.1	$ 81.3	$ 151.5	$ 10.9	$ 5.0	$ —	$ 39.2
Provision (benefit) for income taxes	$ (274.1)	$ 73.0	$ —	$ 34.9	$ 2.6	$ 1.2	$ 180.4	$ 18.0
Income (loss) from continuing operations	$ (250.5)	$ 242.1	$ 81.3	$ 116.6	$ 8.3	$ 3.8	$ (180.4)	$ 21.2
Net income (loss) from continuing operations attributable to Trinity Industries, Inc.	$ (171.6)	$ 242.1	$ —	$ 116.6	$ 8.3	$ 3.8	$ (180.4)	$ 18.8
Diluted weighted average shares outstanding [(4)]	115.9							117.2
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ (1.48)							$ 0.16

(1) The effective tax rate for impairment of long-lived assets, pension plan settlement, restructuring activities, and the loss on extinguishment of debt is before consideration of the CARES Act.
(2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020.
(3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes.
(4) GAAP diluted weighted average shares outstanding excludes 1.3 million shares for the year ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 30

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: EBITDA and Adjusted EBITDA “EBITDA” is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus gains on dispositions of other property, restructuring activities, interest income, and pension plan settlement. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income, the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 31 LTM June 30, 2022 (in millions) Net income $ 186.1 Less: Loss from discontinued operations, net of income taxes (13.1) Less: Gain on sale of discontinued operations, net of income taxes 125.7 Income from continuing operations 73.5 Interest expense 185.6 Provision for income taxes 23.6 Depreciation and amortization expense 270.1 EBITDA 552.8 Gains on dispositions of property – other (14.2) Restructuring activities, net (1.7) Interest income (0.7) Pension plan settlement (2.8) Adjusted EBITDA $ 533.4

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 32 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (4) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (5) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, restructuring activities, the controlling interest portion of loss on extinguishment of debt, interest expense, net, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM June 30, 2022 December 31, 2021 December 31, 2020 ($ in millions) Numerator: Income from continuing operations $ 73.5 $ 39.3 Provision for income taxes 23.6 15.9 Income from continuing operations before income taxes 97.1 55.2 Net (income) loss attributable to noncontrolling interest (17.1) 0.2 Adjustments: Gains on dispositions of property – other (1) (14.2) (7.8) Restructuring activities, net (1.7) (3.7) Loss on extinguishment of debt – controlling interest (2) — 4.6 Interest expense, net (3) (0.7) — Pension plan settlement (2.8) (0.6) Adjusted Profit Before Tax $ 60.6 $ 47.9 Denominator: Total stockholders' equity $ 1,256.2 $ 1,296.8 $ 2,016.0 Noncontrolling interest (258.6) (267.0) (277.2) Accumulated other comprehensive (income) loss (6.4) 17.0 30.9 Adjusted Stockholders' Equity $ 991.2 $ 1,046.8 $ 1,769.7 Average total stockholders' equity $ 1,276.5 $ 1,656.4 Return on Equity (4) 5.8% 2.4 % Average Adjusted Stockholders' Equity $ 1,019.0 $ 1,408.3 Pre-Tax Return on Equity (5) 5.9% 3.4%

Presentation Footnotes

SLIDE 2

1. LTM is calculated as the year ended December 31, 2021, less the six months ended June 30, 2021, plus the six months ended June 30, 2022, representing the financial information from July 1, 2021 to June 30, 2022.

SLIDE 6 – Trinity Industries, Inc. Overview

1. Current dividend yield represents the Company's most recent quarterly dividend, annualized, and the stock price (NYSE: TRN) as of June 30, 2022.
2. Intersegment revenues are eliminated; a prospective change in the presentation of sales of railcars from the lease fleet for railcars owned one year or less occurred during the fourth quarter of 2020, changing the presentation from a revenue and cost of revenue basis to a net gain or loss from the disposal of a long-term asset.

SLIDE 10 – Trinity's Platform is Built to Deliver Shareholder Value

1. OP Margin, Adjusted is calculated as LTM adjusted operating profit as reconciled on Slide 27, 28, and 29 divided by total revenues for the LTM June 30, 2022.

SLIDE 11 – Stable Financial Performance Through the Cycle

1. Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations, including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under "Leasing and management" within the Railcar Leasing and Management Services Group.
2. Future Lease Rate Differential (FLRD) calculates the implied change in revenue for railcar leases expiring over the next four quarters, assuming they were renewed at the most recent quarterly transacted lease rates for each railcar type.

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

SLIDE 12 – Optimization of Production Operations Underway

1. LTM Q2-22 OP Margin includes gains from insurance recoveries of $14M

SLIDE 13 – Railcars Are Attractive Long-term Investments

https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf

SLIDE 17 – Integral Part of the North American Supply Chain

1. Umler® source data, February 1, 2022 report
2. FTR Associates 01/31/2022
3. Association of American Railroads ("AAR"), accessed on March 1, 2022 with data as of February 20, 2022

SLIDE 18 – Delivering Essential Goods to the Global Marketplace

AAR, accessed on March 1, 2022 with data as of February 20, 2022

SLIDE 19 – Capitalizing on Structural Change in the Rail Market

Umler® North American fleet ownership data as of August 1, 2022

SLIDE 21 – Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

1. Blended average interest rate as of June 30, 2022
2. Includes corporate revolving credit facility as part of the short-term financing structure

SLIDE 22 – Executing on Strategic Initiatives to Improve Pre-Tax ROE

1. Includes corporate revolving credit facility as part of the short-term financing structure

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 33

DELIVERING GOODS for THE GOOD of ALL /// Contact Information 34 Contact Information: Leigh Anne Mann, Vice President of Investor Relations 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations